EXHIBIT 99.1
FOR IMMEDIATE RELEASE    INVESTOR CONTACT:
May 13, 2026    Gregg Ziegler (215) 938-8365
    gziegler@tollbrothers.com
MEDIA CONTACT:
Heather Reeves (215) 328-7634
hreeves@tollbrothers.com

Toll Brothers Announces Seth Ring to Succeed Rob Parahus as President and Chief Operating Officer

FORT WASHINGTON, Pa. (May 13, 2026) – Toll Brothers, Inc. (NYSE: TOL) (TollBrothers.com), the nation’s leading builder of luxury homes, today announced that Seth J. Ring, Executive Vice President and a 22-year veteran of the Company, will succeed Robert Parahus as President and Chief Operating Officer effective June 30, 2026. He will also join the Company’s Board of Directors. Following his retirement, Mr. Parahus will continue to serve the Company as a senior advisor, facilitating the smooth transition of COO responsibilities and providing strategic counsel to the executive team.
“During his 40 years with Toll Brothers, Rob has been an outstanding leader and business partner,” said Douglas C. Yearley, Jr., Executive Chairman of Toll Brothers. “Rob’s business acumen, unwavering dedication, and trusted guidance have been invaluable to me and the Company over the many years we have worked together. I wish him well in the future as he looks forward to his well-earned retirement. Seth is also a proven leader with over two decades of experience at the Company, and he is the perfect person to succeed Rob in this role.”
“I want to congratulate Rob on his incredible 40-year career at Toll Brothers and to thank him not only for his contributions to our success, but also for serving as a mentor to me and so many other leaders at our Company,” said Karl K. Mistry, Chief Executive Officer of Toll Brothers. “Seth and I have worked closely together, alongside Doug and Rob, over many years, and we have a shared commitment to operational excellence, delivering exceptional quality to our customers, and achieving sustained long-term growth and value creation for our shareholders. With Seth as my partner in the role of President and Chief Operating Officer, I am very excited for the future of Toll Brothers.”
Mr. Ring began his career at Toll Brothers in 2004 as an Assistant Project Manager in the Southern California division, taking on numerous roles with increasing responsibilities over the years. He was promoted to Division President of Southern California in 2014. He played a key role in the $1.6 billion acquisition of California-based Shapell Homes in 2013, the largest acquisition in Toll Brothers’ history, and its subsequent integration. He was named Group President overseeing operations across Northern and Southern California in 2016, and Regional President of the Pacific region in 2019. In his current role as Executive Vice President, a position he has held since 2021, Mr. Ring manages homebuilding operations in the West, including Arizona, California, Colorado, Idaho, Nevada, Oregon, Utah, and Washington. Mr. Ring holds a Bachelor of Arts degree in Urban Studies with a focus on Architecture from Stanford University.

Robert Parahus Toll Brothers, Inc.	Seth J. Ring Toll Brothers, Inc.

ABOUT TOLL BROTHERS
Toll Brothers, Inc., a Fortune 500 Company, is the nation’s leading builder of luxury homes. The Company was founded in 1967 and became a public company in 1986 with common stock listed on the New York Stock Exchange under the symbol “TOL.” Toll Brothers builds new homes and communities in over 60 markets across the United States, serving first-time, move-up, active-adult, and second-home buyers. The Company also operates its own architectural, engineering, mortgage, title, land development, smart home technology, landscape, and building components manufacturing businesses.
Toll Brothers was named the #1 Most Admired Home Builder in Fortune magazine’s 2026 list of the World’s Most Admired Companies®, the ninth year the Company has achieved this honor. Toll Brothers has also been named Builder of the Year by Builder magazine and is the first two-time recipient of Builder of the Year from Professional Builder magazine. For more information visit TollBrothers.com.
Toll Brothers discloses information about its business and financial performance and other matters, and provides links to its securities filings, notices of investor events, and earnings and other news releases, on the Investor Relations section of its website (investors.TollBrothers.com).
From Fortune, ©2026 Fortune Media IP Limited. All rights reserved. Used under license.
FORWARD-LOOKING STATEMENTS
This release contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these statements by the fact that they do not relate to matters of a strictly historical or factual nature and generally discuss or relate to future events. These statements contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “can,” “could,” “might,” “should,” “likely,” “will,” and other words or phrases of similar meaning. Such statements may include, but are not limited to, information and statements regarding: market conditions; mortgage rates; inflation rates; demand for our homes; our build- to-order and quick move-in home strategy; sales paces and prices; effects of home buyer cancellations; our strategic priorities; growth and expansion; our land acquisition, land development and capital allocation priorities; anticipated operating results; home deliveries; financial resources and condition; changes in revenues, profitability, margins and returns; changes in accounting treatment; cost of revenues, including expected labor and material costs; availability of labor and materials; selling, general and administrative expenses; interest expense; inventory write-downs; home warranty and construction defect claims; unrecognized tax benefits; anticipated tax refunds; joint ventures in which we are involved; anticipated results from our investments in unconsolidated entities; our ability to acquire land and pursue real estate opportunities; our ability to gain approvals and open new communities; our ability to market, construct and sell homes and properties; our ability to deliver homes from backlog; our ability to secure materials and subcontractors; our ability to produce the liquidity and capital necessary to conduct normal business operations or to expand and take advantage of opportunities; the outcome of legal proceedings, investigations, and claims; management succession plans; and the impact of public health or other emergencies.
Any or all of the forward-looking statements included in this release are not guarantees of future performance and may turn out to be inaccurate. This can occur as a result of incorrect assumptions or as a consequence of known or unknown risks and uncertainties. The major risks and uncertainties – and assumptions that are made – that affect our business and may cause actual results to differ from these forward-looking statements include, but are not limited to:
•the effect of general economic conditions, including employment rates, housing starts, inflation rates, interest and mortgage rates, availability of financing for home mortgages and strength of the U.S. dollar;
•market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions;
•the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such land;

•access to adequate capital on acceptable terms;
•geographic concentration of our operations;
•levels of competition;
•the price and availability of lumber, other raw materials, home components and labor;
•the effect of U.S. trade policies, including the imposition of tariffs and duties on home building products and retaliatory measures taken by other countries;
•the effects of weather and the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, unavailability of insurance, and shortages and price increases in labor or materials associated with such natural disasters;
•risks arising from acts of war, terrorism or outbreaks of contagious diseases;
•federal and state tax policies;
•transportation costs;
•the effect of land use, environment and other governmental laws and regulations;
•legal proceedings or disputes and the adequacy of reserves;
•risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, indebtedness, financial condition, losses and future prospects;
•the effect of potential loss of key management personnel or unsuccessful management transitions;
•changes in accounting principles;
•risks related to unauthorized access to our computer systems, theft of our and our homebuyers’ confidential information or other forms of cyber-attack; and
•other factors described in “Risk Factors” included in our Annual Report on Form 10-K for the year ended October 31, 2025 and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).
Many of the factors mentioned above or in other reports or public statements made by us will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from our forward-looking statements.

Forward-looking statements speak only as of the date they are made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

For a further discussion of factors that we believe could cause actual results to differ materially from expected and historical results, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K filed with the SEC and in subsequent reports filed with the SEC. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all of our forward-looking statements are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

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